Liberty Newport International Equity Fund

Semiannual Report
April 30, 2002

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Liberty Newport International Equity Fund

Semiannual Report
April 30, 2002

Less mail can be in your future ... LIBERTY eDELIVERY.
To sign up for eDelivery, go to www.icsdelivery.com.

President's Message

Dear Shareholder:

The past six months have been challenging for all of the world's major economies. In the last quarter of 2001, Europe's economies felt the effects of the American economic slump and the September 11 attacks. Calendar year 2001 was also one of the worst years since the end of World War II for Southeast Asia. However, economic prospects began to look up in the first quarter of 2002 and many foreign stock markets outperformed the US. The markets of Latin America and Southeast Asia outshone Europe. Japan, despite continued economic woes, rebounded strongly in the final months of the reporting period after its most popular stock market index fell below the level of the Dow Jones Industrial Average for the first time since 1957.

Although global stock market performance has been disappointing for the past several years, we believe that international stocks can play an important role in your portfolio because they offer long-term growth potential and the benefits of diversification. Many of the world's stock markets now appear attractively valued and we believe that their long-term prospects are strong.

In the following report, your portfolio managers will talk in greater detail about the fund's investments and reasons for performance. As always, we thank you for investing in Liberty funds.

Sincerely,

Keith T. Banks
President
Liberty Funds

Net asset value per share as of 4/30/02 ($)

Class A	8.83

Class B	8.57

Class C	8.64

Class Z	8.92

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

Not FDIC Insured	May Lose Value
No Bank Guarantee

Performance Information

Value of a $10,000 investment 6/8/92 — 4/30/02

Performance of a $10,000 investment 6/8/92 – 4/30/02 ($)

	without sales charge	with sales charge

Class A	14,995	14,133

Class B	13,954	13,954

Class C	13,982	13,982

Class Z	15,091	n/a

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates.

Past performance does not guarantee future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside of North America. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Index performance is from May 31, 1992.

Average annual total return as of 4/30/02 (%)

Share class Inception	A 6/8/92		B 6/8/92		C 8/1/97		Z 2/16/99

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

6-month (cumulative)	1.73	-4.12	1.42	-3.58	1.29	0.29	1.94

1-year	-14.02	-18.97	-14.64	-18.91	-14.71	-15.56	-13.73

5-year	-2.32	-3.47	-2.99	-3.28	-2.95	-2.95	-2.19

Life	4.18	3.56	3.42	3.42	3.45	3.45	4.25

Average annual total return as of 3/31/02 (%)

Share class	A		B		C		Z

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

6-month (cumulative)	1.04	-4.77	0.59	-4.41	0.47	-.053	1.15

1-year	-10.92	-16.04	-11.68	-16.09	-11.78	-12.66	-10.65

5-year	-2.50	-3.64	-3.20	-3.49	-3.16	-3.16	-2.39

Life	4.09	3.47	3.33	3.33	3.35	3.35	4.15

Past performance cannot predict future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year – 5%, second year – 4%, third year – 3%, fourth year – 3%, fifth year – 2%, sixth year – 1%, thereafter – 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns for the fund's class B shares (the oldest existing fund class with a similar expense structure) for periods prior to its inception date.

Class Z share performance information includes returns of the fund's class A shares (as its expense structure more closely resembles that of class Z shares) for periods prior to its inception date. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class Z shares would have been higher.

1

Portfolio Managers' Report

Top 10 holdings as of 4/30/02 (%)

Altana AG	3.3

Canon	3.3

Nestle SA	3.1

Autostrade	2.8

Diageo	2.5

Heineken NV	2.5

Seven-Eleven Japan	2.2

Smith & Nephew	2.2

Schering AG	2.1

GlaxoSmithKline	2.1

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

Top 5 countries as of 4/30/02 (%)

United Kingdom	25.9

Japan	16.6

France	11.3

Germany	10.8

Switzerland	6.3

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.

Bought

Bank of Ireland (2.0% of net assets)

Bank of Ireland is a consumer bank centered in one of the fastest growing economies in Europe. The stock fits within our general strategy of seeking out domestic banking enterprises that do not have exposure to the volatility of Latin America or other emerging markets.

Johnson Electric (1.6% of net assets)

This Hong Kong-based company is a leading manufacturer of small motors for automotive and other markets. Amid the overall market weakness in 2001, the company's share price had declined to the point where it represented an attractive value.

Sold

The fund reduced its holdings in U.K. cellular operator Vodafone Group (1.0% of net assets) because of a lack of clarity in the near-term earnings picture. We also locked in some gains by reducing our position in Osaka Gas, (1.0% of net assets) a Japanese utility company that has been a strong performer.

Volatile market environment

Class A shares of Liberty Newport International Equity Fund rose by 1.73% (unadjusted for sales charge) for the six-month period ended April 30, 2002. The fund's benchmark, the MSCI EAFE (GDP) Index, returned 5.18% during the same period.

The fund's underperformance was in part a consequence of not being invested in cyclical, economically sensitive stocks. This sector of the market experienced a strong rally in the fall of 2001, as the financial markets began their recovery from the sharp declines of last September. One of the biggest gainers in this cyclical rally was the previously beaten-down telecommunications sector, an area the fund has avoided because of the weak balance sheets of the major participants.

Insurance stocks were also a specific source of weakness for the fund during the period. Most of the major property and casualty companies were rocked not only by the direct costs associated with the September 11 tragedies, but also by the erratic bond and equity markets that have prevailed since that time. With current results under pressure and earnings visibility declining, insurance stocks have underperformed the broader market.

Increased focus on Europe and Japan

The capital markets in Europe have been undergoing a meaningful expansion, triggered in part by privatizations of government enterprises. This expansion is important to the fund because privatized firms are often stable, high quality companies. For example, the fund benefited during the past six months from its ownership of Autostrade, the Italian toll road company (2.8% of net assets).1 Our investment in TPG (1.9% of net assets), the Dutch postal service, also offered steady performance in an otherwise lackluster environment.

[1]Holdings are disclosed as of April 30, 2002 and are subject to change.

Separately, the fund retained its positions in insurers such as Germany's Allianz (1.5% of net assets) and Muenchener Rueckversicherungs Gesellschaft (1.3% of net assets). Although these holdings did not aid recent performance, we feel that the industry's long-term picture is considerably brighter now that rates have increased for both insurance and reinsurance.

2

Although the Japanese market has been in the doldrums over the past few years, we have maintained a commitment to this region because many Japanese companies are extremely competitive in world markets. For example, Canon (3.3% of net assets), a formidable presence in the copier and camera markets, has been an important position for the fund. Our investments in Japan were additive to performance over the past six months, as the overall market rose substantially from its lows of last September.

Outlook

We continue to believe that global economies have entered a slow-growth phase. Accordingly, the fund's investments remain concentrated in sectors that have weathered such periods well, such as food, beverage, personal care and pharmaceuticals. Although these choices often lag during market spurts, they are tailored to our longer-term macroeconomic views, and are in keeping with our philosophy of low portfolio turnover. Over time, we believe that investors will increasingly seek out companies with strong consumer franchises and superior balance sheets.

Charles R. Roberts	Deborah F. Snee

Charles R. Roberts and Deborah F. Snee are portfolio managers of Liberty Newport International Equity Fund. Charles Roberts is a managing director of Newport Pacific Management (Newport), the parent of the fund's investment advisor. Charles leads the management team with 29 years of experience in international equity management. Deborah Snee, a vice president of Newport, spent five years at Sit/Kim International as an emerging markets analyst before joining Newport.

Top 5 sectors as of 4/30/02 (%)

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

3

Investment Portfolio

April 30, 2002 (Unaudited)

Common Stocks – 94.7%	Shares	Value

CONSUMER DISCRETIONARY – 3.1%

Hotels, Restaurants & Leisure – 1.6%

Restaurants – 1.6%

Compass Group PLC	110,025	$684,720

Retailing – 1.5%

Department Stores – 1.5%

Marks & Spencer Group PLC	110,148	637,325

CONSUMER STAPLES – 24.2%

Food & Drug Retailing – 5.1%

Food Retail – 5.1%

Carrefour SA	14,000	610,640

Seven-Eleven Japan Co., Ltd.	25,000	935,325

Tesco PLC	158,064	605,874

		2,151,839

Food, Beverages & Tobacco – 14.0%

Brewers – 4.0%

Foster's Group Ltd.	255,683	651,372

Heineken N.V.	23,302	1,048,881

		1,700,253

Distillers & Vintners – 2.5%

Diageo PLC	79,851	1,060,211

Packaged Foods – 6.6%

Nestle SA, Registered Shares	5,600	1,326,653

Reckitt Benckiser PLC	40,200	711,862

Unilever PLC	83,134	760,908

		2,799,423

Soft Drinks – 0.9%

Ito En Ltd.	10,700	359,538

Household & Personal Products – 5.1%

Household Products – 1.8%

Kao Corp.	39,000	761,405

Personal Products – 3.3%

Beiersdorf AG	4,200	508,551

L'Oreal SA	11,025	863,001

		1,371,552

ENERGY – 3.7%

Integrated Oil & Gas – 1.7%

BP PLC	84,390	724,149

Oil & Gas Equipment & Services – 2.0%

L'Air Liquide SA	5,376	831,468

FINANCIALS – 14.8%

Banks – 6.9%

Banca Fideuram S.p.A.	57,550	$439,344

Commonwealth Bank of Australia	41,300	730,721

DBS Group Holdings Ltd.	39,000	300,702

Lloyds TSB Group PLC	62,082	713,898

Royal Bank of Scotland Group PLC	25,808	739,166

		2,923,831

Diversified Financials – 3.1%

Diversified Financial Services – 2.0%

Bank of Ireland	72,600	845,734

Fortis	40,950	369

Fortis Bank Nederland	1,500	5

		846,108

Multi-Sector Holdings – 1.1%

Hutchison Whampoa Ltd.	51,600	453,206

Insurance – 4.8%

Life & Health Insurance – 2.1%

Aegon N.V.	14,715	337,803

Irish Life & Permanent PLC	39,800	541,032

		878,835

Multi-Line Insurance – 1.4%

Allianz AG	2,637	619,603

Reinsurance – 1.3%

Muenchener Rueckversicherungs

Gesellschaft AG, Registered Shares	2,181	539,947

HEALTH CARE – 19.4%

Health Care Equipment & Services – 2.2%

Health Care Supplies – 2.2%

Smith & Nephew PLC	163,500	930,534

Pharmaceuticals & Biotechnology – 17.2%

Pharmaceuticals – 17.2%

Altana AG	24,700	1,380,867

AstraZenca Group PLC	13,645	639,961

Aventis SA	9,097	645,748

GlaxoSmithKline PLC	35,814	866,472

Novartis AG, Registered Shares	13,000	546,391

Roche Holding AG (a)	4,700	356,853

Sanofi-Synthelabo SA (a)	12,094	773,566

Schering AG	14,700	894,596

Serono SA, Bearer Shares	585	448,692

Takeda Chemical Industries Ltd.	16,000	699,413

		7,252,559

See notes to investment portfolio.

4

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Common Stocks (continued)	Shares	Value

INDUSTRIALS – 12.2%

Capital Goods – 1.5%

Electrical Components & Equipment – 1.5%

Johnson Electric Holdings Ltd.	434,500	$657,396

Commercial Services & Supplies – 4.4%

Diversified Commercial Services – 2.5%

Park24 Co., Ltd.	10,500	181,309

Secom Co., Ltd.	17,500	860,266

		1,041,575

Employment Services 1.9%

Capita Group PLC	144,174	802,158

Transportation – 6.3%

Air Freight & Couriers – 1.9%

TPG N.V.	36,955	800,113

Airport Services – 1.6%

BAA PLC	70,199	659,909

Highways & Railroads – 2.8%

Autostrade S.p.A.	145,600	1,182,309

INFORMATION TECHNOLOGY – 10.4%

Software & Services – 3.3%

Application Software – 2.7%

Dassault Systemes SA	11,498	515,898

SAP AG (a)	4,700	608,020

		1,123,918

Information Technology Consulting & Services – 0.6%

Altran Technologies SA	5,063	264,362

Technology Hardware & Equipment – 7.1%

Networking Equipment – 0.3%

Datacraft Asia Ltd.	58,200	118,728

Office Electronics – 3.2%

Canon, Inc.	36,000	1,377,670

Semiconductors – 2.5%

Murata Manufacturing Co., Ltd.	4,600	290,888

Rohm Co., Ltd.	3,400	506,437

STMicroelectronics N.V.	8,737	271,359

		1,068,684

Telecommunications Equipment – 1.1%

Nokia Oyj	28,000	455,743

TELECOMMUNICATION SERVICES – 3.2%

Diversified Telecommunication Services – 0.9%

Integrated Telecommunication Services – 0.9%

Telefonica SA, ADR	11,132	$359,684

Wireless Telecommunication Services – 2.3%

NTT DoCoMo, Inc.	230	584,281

Vodafone Group PLC	252,274	407,202

		991,483

UTILITIES – 3.7%

Gas Utilities – 3.7%

Hong Kong and China Gas Co., Ltd.	255,420	319,312

Italgas S.p.A.	79,400	794,141

Osaka Gas Co., Ltd.	202,000	436,791

		1,550,244

Total Common Stocks (cost of $40,968,591)		39,980,482

Warrant – 0.0%	Units

FINANCIALS 0.0%

Banks – 0.0%

Siam Commercial Bank Public Co., Ltd. (a)(b) (cost of $0)	36,666	2,527

Short-Term Obligation – 5.3%	Par

Repurchase agreement with SBC Warburg Ltd., dated 04/30/02, due 05/01/02 at 1.870%, collateralized by U.S. Treasury Bonds and/or Notes with various maturities to 02/15/29, market value $2,307,356 (repurchase proceeds $2,253,117) (cost of $2,253,000)	$2,253,000	2,253,000

Total Investments – 100.0%

(cost of $43,221,591)(c)		42,236,009

Other Assets & Liabilities, Net – 0.0%		(19,959)

Net Assets – 100.0%		$42,216,050

Notes to Investment Portfolio:

(a)	Non-income producing.

(b)	Represents fair value as determined under the direction of the Board of Trustees.

(c)	Cost for both financial statement and federal income tax purposes is the same.

See notes to financial statements.

5

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Summary of Securities by Country	Value	% of Total Investments

United Kingdom	$10,944,349	25.9%

Japan	6,993,324	16.6

France	4,776,042	11.3

Germany	4,551,583	10.8

Switzerland	2,678,589	6.3

Italy	2,415,794	5.7

United States	2,253,000	5.3

Netherlands	2,186,797	5.2

Hong Kong	1,429,914	3.4

Ireland	1,386,766	3.3

Australia	1,382,093	3.3

Finland	455,743	1.1

Singapore	419,430	1.0

Spain	359,684	0.8

Thailand	2,527	0.0

Belgium	374	0.0

	$42,236,009	100.0%

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name

ADR	American Depositary Receipt

See notes to financial statements.

6

Statements of Assets & Liabilities

April 30, 2002 (Unaudited)

Assets:

Investments, at cost	$43,221,591

Investments, at value	$42,236,009

Cash	856

Foreign currency (cost of $9,017)	9,151

Receivable for:

Fund shares sold	4,671

Interest	117

Dividends	166,235

Deferred Trustees' compensation plan	3,821

Total Assets	42,420,860

Liabilities:

Payable for:

Fund shares repurchased	77,925

Management fee	26,318

Transfer agent fee	44,921

Bookkeeping fee	830

Trustees' fee	707

Custody fee	17,560

Deferred Trustees' fee	3,821

Other liabilities	32,728

Total Liabilities	204,810

Net Assets	$42,216,050

Composition of Net Assets:

Paid-in capital	$53,411,606

Accumulated net investment loss	(302,793)

Accumulated net realized loss	(9,910,177)

Net unrealized appreciation (depreciation) on:

Investments	(985,582)

Foreign currency translations	2,996

Net Assets	$42,216,050

Class A:

Net assets	$24,981,562

Shares outstanding	2,828,351

Net asset value per share	$8.83	(a)

Maximum offering price per share ($8.83/0.9425)	$9.37	(b)

Class B:

Net assets	$16,522,720

Shares outstanding	1,928,437

Net asset value and offering price per share	$8.57	(a)

Class C:

Net assets	$711,001

Shares outstanding	82,249

Net asset value and offering price per share	$8.64	(a)

Class Z:

Net assets	$767

Shares outstanding	86

Net asset value, offering and redemption price per share	$8.92

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

Statement of Operations

For the Six Months Ended April 30, 2002 (Unaudited)

Investment Income:

Dividends	$275,288

Interest	14,741

Total Investment Income (net of foreign taxes withheld of $40,257)	290,029

Expenses:

Management fee	164,723

Distribution fee:

Class B	72,712

Class C	2,716

Service fee:

Class A	29,764

Class B	24,237

Class C	906

Bookkeeping fee	4,948

Transfer agent fee	198,446

Trustees' fee	4,239

Registration fee	31,937

Other expenses	51,172

Total Expenses	585,800

Custody earnings credit	(645)

Net Expenses	585,155

Net Investment Loss	(295,126)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:

Net realized loss on:

Investments	(2,646,556)

Foreign currency transactions	(63,891)

Net realized loss	(2,710,447)

Net change in unrealized appreciation/depreciation on:

Investments	3,676,039

Foreign currency translations	1,114

Net change in unrealized appreciation/depreciation	3,677,153

Net Gain	966,706

Net Increase in Net Assets from Operations	$671,580

See notes to financial statements.

7

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended April 30, 2002	Year Ended October 31, 2001

Operations:

Net investment loss	$(295,126)	$(615,157)

Net realized loss on investments and foreign currency transactions	(2,710,447)	(7,352,809)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,677,153	(13,682,984)

Net Increase (Decrease) from Operations	671,580	(21,650,950)

Distributions Declared to Shareholders:

From net realized gains:

Class A	—	(1,183,937)

Class B	—	(1,100,372)

Class C	—	(40,949)

Class Z	—	(156,937)

In excess of net realized gains:

Class A	—	(2,827)

Class B	—	(2,628)

Class C	—	(98)

Class Z	—	(375)

Total Distributions Declared to Shareholders	—	(2,488,123)

Share Transactions:

Class A:

Subscriptions	4,130,641	201,588,361

Distributions reinvested	—	1,054,731

Redemptions	(3,121,394)	(218,882,850)

Net Increase (Decrease)	1,009,247	(16,239,758)

Class B:

Subscriptions	1,077,291	10,334,794

Distributions reinvested	—	989,508

Redemptions	(7,553,609)	(18,088,479)

Net Decrease	(6,476,318)	(6,764,177)

Class C:

Subscriptions	49,189	1,595,034

Distributions reinvested	—	39,224

Redemptions	(93,358)	(1,701,182)

Net Decrease	(44,169)	(66,924)

Class Z:

Subscriptions	—	244

Distributions reinvested	—	157,311

Redemptions	—	(5,821,531)

Net Decrease	—	(5,663,976)

Net Decrease from Share Transactions	(5,511,240)	(28,734,835)

Total Decrease in Net Assets	(4,839,660)	(52,873,908)

Net Assets:

Beginning of period	47,055,710	99,929,618

End of period (including accumulated net investment loss of $(302,793) and $(7,667), respectively)	$42,216,050	$47,055,710

See notes to financial statements.

8

Statement of Changes in Net Assets (continued)

	(Unaudited) Six Months Ended April 30, 2002	Year Ended October 31, 2001

Changes in Shares:

Class A:

Subscriptions	476,755	18,911,289

Issued for distributions reinvested	—	88,262

Redemptions	(359,102)	(20,365,705)

Net Increase (Decrease)	117,653	(1,366,154)

Class B:

Subscriptions	128,098	979,513

Issued for distributions reinvested	—	84,357

Redemptions	(895,472)	(1,761,349)

Net Decrease	(767,374)	(697,479)

Class C:

Subscriptions	5,763	137,856

Issued for distributions reinvested	—	3,316

Redemptions	(10,947)	(153,519)

Net Decrease	(5,184)	(12,347)

Class Z:

Subscriptions	—	21

Issued for distributions reinvested	—	13,087

Redemptions	—	(497,814)

Net Decrease	—	(484,706)

See notes to financial statements.

9

Notes to Financial Statements

April 30, 2002 (Unaudited)

Note 1. Accounting Policies

Organization:

Liberty Newport International Equity Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold investments for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values and Financial Highlights:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

10

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Year of Expiration	Capital Loss Carryforward

2009	$7,196,259

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign Currency Transactions:

Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward Currency Contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management and Administration Fee:

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund. Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services and office facilities. For these combined services, the Fund pays a monthly fee equal to 0.75% annually of the Fund's average daily net assets.

Bookkeeping Fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual

11

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended April 30, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $858 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $31, $27,020 and $50 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor, Administrator or any of their affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $645 of custody fees were reduced by balance credits for the six months ended April 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 3. Portfolio Information

Investment Activity:

For the six months ended April 30, 2002, purchases and sales of investments, other than short-term obligations, were $6,237,291 and $13,118,139, respectively.

Unrealized appreciation (depreciation) at April 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

Gross unrealized appreciation	$5,725,464

Gross unrealized depreciation	(6,711,046)

Net unrealized depreciation	$(985,582)

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33  1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that had been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus  1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus  1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the six months ended April 30, 2002, the Fund had no borrowings under the agreement.

12

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class A Shares	2002		2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$8.68		$12.49	$13.38	$12.26	$15.26	$14.32

Income from Investment Operations:

Net investment income (loss) (a)	(0.04)		(0.06)	0.08	0.03	0.03	0.10

Net realized and unrealized gain (loss) on investments and foreign currency	0.19		(3.41)	(0.89)	2.04	(0.22)	2.29

Total from Investment Operations	0.15		(3.47)	(0.81)	2.07	(0.19)	2.39

Less Distributions Declared to Shareholders:

From net investment income	—		—	(0.08)	—	(0.07)	(0.03)

In excess of net investment income	—		—	—	—	(0.08)	—

From net realized gains	—		(0.34)	— (b)	(0.95)	(2.66)	(1.42)

In excess of net realized gains	—		— (b)	—	—	—	—

Total Distributions Declared to Shareholders	—		(0.34)	(0.08)	(0.95)	(2.81)	(1.45)

Net Asset Value, End of Period	$8.83		$8.68	$12.49	$13.38	$12.26	$15.26

Total return (c)	1.73	%(d)	(28.55)%	(6.15)%	17.77%	(1.14)%	17.87%

Ratios to Average Net Assets:

Expenses (e)	2.28	%(f)	2.11%	1.59%	1.64%	1.68%	1.62%

Net investment income (loss) (e)	(1.00	)%(f)	(0.57)%	0.56%	0.21%	0.24%	0.67%

Portfolio turnover rate	15	%(d)	39%	56%	43%	100%	67%

Net assets, end of period (000's)	$24,982		$23,524	$50,939	$57,814	$58,213	$34,645

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)	Annualized.

13

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class B Shares	2002		2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$8.45		$12.28	$13.19	$12.14	$15.07	$14.23

Income from Investment Operations:

Net investment loss (a)	(0.07)		(0.13)	(0.02)	(0.07)	(0.06)	(0.01)

Net realized and unrealized gain (loss) on investments and foreign currency	0.19		(3.36)	(0.84)	2.02	(0.21)	2.27

Total from Investment Operations	0.12		(3.49)	(0.86)	1.95	(0.27)	2.26

Less Distributions Declared to Shareholders:

From net investment income	—		—	(0.05)	—	—	—

From net realized gains	—		(0.34)	— (b)	(0.90)	(2.66)	(1.42)

In excess of net realized gains	—		— (b)	—	—	—	—

Total Distributions Declared to Shareholders	—		(0.34)	(0.05)	(0.90)	(2.66)	(1.42)

Net Asset Value, End of Period	$8.57		$8.45	$12.28	$13.19	$12.14	$15.07

Total return (c)	1.42	%(d)	(29.22)%	(6.57)%	16.85%	(1.76)%	16.98%

Ratios to Average Net Assets:

Expenses (e)	3.03	%(f)	2.86%	2.34%	2.39%	2.43%	2.37%

Net investment loss (e)	(1.75	)%(f)	(1.32)%	(0.19)%	(0.54)%	(0.51)%	(0.08)%

Portfolio turnover rate	15	%(d)	39%	56%	43%	100%	67%

Net assets, end of period (000's)	$16,523		$22,785	$41,664	$51,930	$57,809	$26,817

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)	Annualized.

14

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class C Shares	2002		2001	2000	1999	1998	1997(a)

Net Asset Value, Beginning of Period	$8.53		$12.38	$13.30	$12.24	$15.22	$15.91

Income from Investment Operations:

Net investment loss (b)	(0.07)		(0.13)	(0.03)	(0.07)	(0.06)	(0.02)

Net realized and unrealized gain (loss) on investments and foreign currency	0.18		(3.38)	(0.84)	2.04	(0.18)	(0.67)

Total from Investment Operations	0.11		(3.51)	(0.87)	1.97	(0.24)	(0.69)

Less Distributions Declared to Shareholders:

From net investment income	—		—	(0.05)	—	(0.04)	—

In excess of net investment income	—		—	—	—	(0.04)	—

From net realized gains	—		(0.34)	— (d)	(0.91)	(2.66)	—

In excess of net realized gains	—		— (d)	—	—	—	—

Total Distributions Declared to Shareholders	—		(0.34)	(0.05)	(0.91)	(2.74)	—

Net Asset Value, End of Period	$8.64		$8.53	$12.38	$13.30	$12.24	$15.22

Total return (e)	1.29	%(f)	(29.14)%	(6.59)%	16.90%	(1.53)%	(4.34	)%(f)

Ratios to Average Net Assets:

Expenses (g)	3.03	%(h)	2.86%	2.34%	2.39%	2.43%	2.39	%(h)

Net investment loss (g)	(1.75	)%(h)	(1.32)%	(0.19)%	(0.54)%	(0.51)%	(0.42	)%(h)

Portfolio turnover rate	15	%(f)	39%	56%	43%	100%	67%

Net assets, end of period (000's)	$711		$746	$1,235	$1,299	$1,171	$103

(a)	Class C shares were initially offered on August 1, 1997. Per share data reflects activity from this date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)	Annualized.

15

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class Z Shares	2002		2001	2000	1999(a)

Net Asset Value, Beginning of Period	$8.75		$12.56	$13.40	$11.95

Income from Investment Operations:

Net investment income (loss) (b)	(0.03)		(0.04)	0.11	0.08

Net realized and unrealized gain (loss) on investments and foreign currency	0.20		(3.43)	(0.86)	1.37

Total from Investment Operations	0.17		(3.47)	(0.75)	1.45

Less Distributions Declared to Shareholders:

From net investment income	—		—	(0.09)	—

From net realized gains	—		(0.34)	— (c)	—

In excess of net realized gains	—		— (c)	—	—

Total Distributions Declared to Shareholders	—		(0.34)	(0.09)	—

Net Asset Value, End of Period	$8.92		$8.75	$12.56	$13.40

Total return (d)	1.94	%(e)	(28.39)%	(5.71)%	12.13	%(e)

Ratios to Average Net Assets:

Expenses (f)	2.03	%(g)	1.86%	1.34%	1.37	%(g)

Net investment income (loss) (f)	(0.75	)%(g)	(0.32)%	0.81%	0.85	%(g)

Portfolio turnover rate	15	%(e)	39%	56%	43%

Net assets, end of period (000's)	$1		$1	$6,092	$5,429

(a)	Class Z shares were initially offered on February 16, 1999. Per share data reflects activity from this date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)	Annualized.

16

Transfer Agent

Important Information About This Report

The Transfer Agent for Liberty Newport International Equity Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport International Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Newport International Equity Fund

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income . . . we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom — however you define it.

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Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Newport International Equity Fund   Semiannual Report, April 30, 2002

782-03/553J-0402 (06/02) 02/925